Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

(18) Income Taxes

Income tax expense based on the Company’s income before income taxes consisted of the following for the years ended December 31, 2014,  2013, and 2012:

	2014	2013	2012
	(In thousands)
Current:
U.S. federal	$19,033	$26,766	$503
State and local	3,554	5,503	812
Foreign	2,549	1,216	—
Total current	$25,136	$33,485	$1,315
Deferred:
U.S. federal	$1,639	$11,648	$24,005
State and local	795	(1,901)	1,749
Foreign	604	(1,214)	(60)
Total deferred	3,038	8,533	25,694
Total income tax expense	$28,174	$42,018	$27,009

Income tax expense (benefit) differs from amounts computed by applying the U.S. federal statutory tax rate to income before taxes as follows for the years ended December 31, 2014,  2013, and 2012:

	2014	2013	2012
	(In thousands)
Income tax expense, at the statutory rate of 35.0%	$22,179	$21,932	$24,595
Provision to return and deferred tax adjustments	1,705	(1,637)	200
State tax, net of federal benefit	2,717	2,275	1,858
Permanent adjustments	173	(115)	322
Foreign subsidiary tax rate differences	(985)	1,252	120
Impact of entity restructuring	—	15,501	—
Other	338	(6)	67
Subtotal	26,127	39,202	27,162
Change in valuation allowance	2,047	2,816	(153)
Total income tax expense	$28,174	$42,018	$27,009

Income tax expense for the year ended December 31, 2014 relates primarily to consolidated income generated from the Company’s U.S. operations.  The decrease in income tax expense, compared to the prior year, is primarily related to a $13.8 million charge recorded during the year ended December 31, 2013 related to deferred tax assets that were no longer realizable as a result of an internal restructuring in that period.

The net current and noncurrent deferred tax assets and liabilities (by segment) as of December 31, 2014 and 2013 were as follows:

	North America		Europe
	2014	2013	2014	2013
	(In thousands)
Current deferred tax asset	$19,720	$17,891	$4,727	$3,508
Valuation allowance	(144)	(88)	—	(70)
Current deferred tax liability	—	(2)	—	(1,188)
Net current deferred tax asset	19,576	17,801	4,727	2,250
Noncurrent deferred tax asset	30,709	35,621	36,649	24,225
Valuation allowance	(2,591)	(2,008)	(10,989)	(9,900)
Noncurrent deferred tax liability	(42,002)	(38,444)	(17,206)	(5,484)
Net noncurrent deferred tax (liability) asset	(13,884)	(4,831)	8,454	8,841
Net deferred tax asset (liability)	$5,692	$12,970	$13,181	$11,091

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2014 and 2013 were as follows:

	2014	2013
	(In thousands)
Current deferred tax assets:
Reserve for receivables	$267	$258
Accrued liabilities and inventory reserves	6,746	5,069
Net operating loss carryforward	4,566	3,614
Unrealized losses on interest rate swap contracts	11,365	12,197
Other	1,503	261
Subtotal	24,447	21,399
Valuation allowance	(144)	(158)
Current deferred tax assets	24,303	21,241
Noncurrent deferred tax assets:
Net operating loss carryforward	15,326	17,350
Unrealized loss on interest rate swap contracts	10,078	13,548
Stock-based compensation	8,057	6,111
Asset retirement obligations	2,757	2,434
Tangible and intangible assets	26,107	15,970
Deferred revenue	497	798
Other	4,536	3,635
Subtotal	67,358	59,846
Valuation allowance	(13,580)	(11,908)
Noncurrent deferred tax assets	53,778	47,938
Current deferred tax liabilities:
Other	—	(1,190)
Current deferred tax liabilities	—	(1,190)
Noncurrent deferred tax liabilities:
Tangible and intangible assets	(59,035)	(41,303)
Asset retirement obligations	(173)	(2,625)
Noncurrent deferred tax liabilities	(59,208)	(43,928)

Net deferred tax asset	$18,873	$24,061

We assess our deferred tax asset valuation allowances at the end of each reporting period. The determination of whether a valuation allowance for deferred tax assets is needed is subject to considerable judgment and requires an evaluation of all available positive and negative evidence. Based on the assessment at December 31, 2014, and the weight of all available evidence, we concluded that maintaining the deferred tax asset valuation allowance for certain of our entities in the U.K. and Mexico was appropriate, as we currently believe that it is more likely than not that these tax assets will not be realized. However, with increased recent profitability and increasing visibility into projected profitability in the U.K., we believe it is possible that the valuation allowance associated with certain U.K. entities could be reduced or removed in future periods.

The deferred tax benefits associated with the Company’s net unrealized losses on derivative instruments have been reflected within the Accumulated other comprehensive loss, net, balance in the accompanying Consolidated Balance Sheets.

As of December 31, 2014, the Company had approximately $8.3 million in U.S. federal net operating loss carryforwards that will begin expiring in 2021.

As of December 31, 2014, the Company had approximately $66.7 million in net operating loss carryforwards in the U.K. not subject to expiration and $10.7 million in net operating loss carryforwards in Mexico that will begin expiring in 2016.  The deferred tax benefits associated with such carryforwards in Mexico and certain of the Company’s U.K. entities, to the extent they are not offset by deferred tax liabilities, have been fully reserved for through a valuation allowance.

The Company currently believes that the unremitted earnings of its foreign subsidiaries will be reinvested in the corresponding country of origin for an indefinite period of time.  As of December 31, 2014, the unremitted earnings of these subsidiaries are not material.

The Company files U.S., state, and foreign income tax returns in jurisdictions with varying statutes of limitations. With few exceptions, the Company is not subject to income tax examination by tax authorities for years before 2011.